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                                                    EXHIBIT 10.2


                               AMENDMENT NO. 2
                                    TO THE
                     GREAT WESTERN FINANCIAL CORPORATION
                    DIRECTORS' DEFERRED COMPENSATION PLAN
                               1992 RESTATEMENT


      WHEREAS, Great Western Financial Corporation (the "Company") maintains the Great Western Financial Corporation Directors' Deferred Compensation Plan (the "Plan") to provide current tax planning opportunities as well as supplemental funds for retirement or death for selected officers of the Company and its subsidiaries;

      WHEREAS, it is desirable to amend the Plan to conform it with Company's other plans.

      NOW, THEREFORE, the Plan is amended as follows:

1.  The second sentence of Section 7.1 is amended to read as follows:

    "The Committee shall have the complete authority and full discretion to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations and constructions of this Plan, as may arise in connection with the Plan."

      IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers this ____ day of _________________ 1996.


GREAT WESTERN FINANCIAL CORPORATION



By ________________________________



By ________________________________